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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-51603, 33-27437 and 333-63659) of RadioShack Corporation of our report dated September 22, 2000 relating to the financial statements and financial statement schedule of Tandy Fund, which appears in this Form 11-K.



/s/ PricewaterhouseCoopers LLP
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Fort Worth, Texas
September 25, 2000